Exhibit 99.1


         IASIS Healthcare Announces First Quarter 2004 Results

   FRANKLIN, Tenn.--(BUSINESS WIRE)--Jan. 30, 2004--IASIS Healthcare(R) Corporation today announced financial and operating results for the fiscal first quarter ended December 31, 2003.
   Net revenue for the quarter ended December 31, 2003, increased 24.8% to $318.1 million compared with $254.8 million in the same quarter of last year. Earnings before interest expense, gain on sale of assets, minority interests, income taxes and depreciation and amortization (adjusted EBITDA) for the first quarter increased to $39.7 million compared with $33.2 million in the prior-year period. Net earnings were $8.2 million for the quarter ended December 31, 2003, compared with net earnings of $7.5 million in the same prior-year period. A table reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Condensed and Consolidated Statements of Operations Information.
   Same facility hospital admissions and adjusted admissions for the quarter ended December 31, 2003, increased from the prior year period by 5.2% and 1.8%, respectively. Same facility net patient revenue per adjusted admission increased by 13.0% for the quarter ended December 31, 2003.
   In commenting on the quarterly results, David R. White, chairman, president and chief executive officer of IASIS Healthcare, said, "We are pleased that our momentum from last year carried over into the first quarter. Our hospitals are performing very well in their respective communities as we continue to expand services, recruit physicians and deliver quality care. We view our results in the first quarter as an early indicator of continued success in fiscal 2004."
   Cash flows from operating activities for the quarter ended
December 31, 2003, were $12.9 million compared with $8.3 million in the prior-year period. At December 31, 2003, the Company had cash of $95.0 million and $84.7 million (net of outstanding letters of credit) available under the Company's $125 million revolving credit facility.
   During January 2004, the Company announced the signing of a definitive agreement to sell its Rocky Mountain Medical Center property in Salt Lake City, Utah. The Company also announced the signing of a definitive agreement to acquire Lake Mead Hospital Medical Center, a 198-bed hospital in Las Vegas, Nevada, from a subsidiary of Tenet Healthcare Corporation. Subject to the satisfaction of customary closing conditions, both transactions are expected to close during the Company's fiscal second quarter.
   A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's fiscal first quarter conference call will be available by clicking the "For Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on January 30, 2004. A copy of the Company's Form 8-K (including the press release) will also be available on the Company's website.
   IASIS Healthcare(R) Corporation, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. Currently, IASIS Healthcare(R) owns or leases 14 acute care hospitals with a total of 2,024 beds in service. These hospitals are located in four regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and four cities in Texas, including San Antonio. IASIS Healthcare(R) also owns and operates a behavioral health center in Phoenix and has an ownership interest in three ambulatory surgery centers. In addition, the Company owns and operates a Medicaid managed health plan in Phoenix that serves over 90,000 members. For more information on IASIS Healthcare(R) Corporation, please visit the Company's website at www.iasishealthcare.com.
   This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to negotiate favorable contracts with managed care plans; changes in governmental programs; the competition for patients that our hospitals face from other hospitals and healthcare providers; our ability to recruit and retain qualified physicians; the competition for staffing that our hospitals face; our significant indebtedness; any failure on our part to comply with extensive laws and government regulations; the impact of possible government investigations; a failure of our information systems; any economic downturn or other material change in one of the regions in which we operate; claims that may be brought against our facilities; our ability to control healthcare costs at our Medicaid managed care plan, Health Choice; the possibility that Health Choice's contract with the Arizona Health Care Cost Containment System could be discontinued; significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals; difficulties with the integration of acquisitions; state efforts to regulate the construction or expansion of hospitals; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003, and from time to time in our filings with the Securities and Exchange Commission.
   Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

                     IASIS HEALTHCARE CORPORATION
    Condensed and Consolidated Statements of Operations (Unaudited)
                            (in thousands)

                                                 Three Months Ended
                                                    December 31,
                                               ----------------------
                                                  2003        2002
                                               ----------  ----------
Net revenue:
 Acute care net revenue                          $249,390    $217,817
 Premium revenue                                   68,714      36,948
                                               ----------  ----------
   Total net revenue                              318,104     254,765

Cost and expenses:
 Salaries and benefits                             99,416      88,799
 Supplies                                          40,279      35,683
 Medical claims                                    57,771      30,901
 Other operating expenses                          55,828      46,513
 Provision for bad debts                           25,098      19,711
 Interest, net                                     13,891      13,317
 Depreciation and amortization                     16,731      12,851
                                               ----------  ----------
   Total costs and expenses                       309,014     247,775
                                               ----------  ----------

Earnings before gain on sale of assets,
 minority interests, and income taxes               9,090       6,990
Gain on sale of assets, net                          (151)       (780)
Minority interests                                    991         278
                                               ----------  ----------

Earnings before income taxes                        8,250       7,492
Income tax expense                                     32        --
                                               ----------  ----------

Net earnings                                       $8,218      $7,492
                                               ==========  ==========

                     IASIS HEALTHCARE CORPORATION
               Condensed and Consolidated Balance Sheets
                  (in thousands except share amounts)

                                                Dec. 31,    Sept. 30,
                                                  2003        2003
                                               ----------  ----------
                                 ASSETS         (Unaudited)
Current assets:
 Cash and cash equivalents                        $94,970    $101,070
 Accounts receivable, net of allowance
  for doubtful accounts of $71,013 and
  $47,028, respectively                           161,513     153,183
 Inventories                                       23,961      23,842
 Prepaid expenses and other current assets         15,590      16,316
 Assets held for sale                              11,070      11,070
                                               ----------  ----------
   Total current assets                           307,104     305,481

Property and equipment, net                       437,091     435,477
Goodwill                                          252,204     252,204
Other assets, net                                  36,798      36,837
                                               ----------  ----------
   Total assets                                $1,033,197  $1,029,999
                                               ==========  ==========

                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                 $46,337     $54,172
 Salaries and benefits payable                     25,898      29,842
 Accrued interest payable                          12,617      20,978
 Medical claims payable                            41,290      25,767
 Other accrued expenses and
  other current liabilities                        20,651      20,529
 Current portion of long-term debt and
  capital lease obligations                         6,073       5,903
                                               ----------  ----------
   Total current liabilities                      152,866     157,191

Long-term debt and capital lease obligations      656,858     658,531
Other long-term liabilities                        27,149      27,795
Minority interest                                  12,007      10,383
Stockholders' equity:
 Preferred stock - $0.01 par value, authorized
  5,000,000 shares; no shares issued and
  outstanding at December 31, 2003 and
  September 30, 2003                                 --          --
 Common stock - $0.01 par value, authorized
  100,000,000 shares; 31,985,029 shares issued
  and 31,956,113 shares outstanding at
  December 31, 2003, and September 30, 2003           320         320
 Nonvoting common stock - $0.01 par value,
  authorized 10,000,000 shares; no shares
  issued and outstanding at December 31, 2003,
  and September 30, 2003                             --          --
 Additional paid-in capital                       450,720     450,720
 Treasury stock, at cost, 16,306,541 shares
  at December 31, 2003 and September 30, 2003    (155,300)   (155,300)
 Accumulated deficit                             (111,423)   (119,641)
                                               ----------  ----------
   Total stockholders' equity                     184,317     176,099
                                               ----------  ----------
   Total liabilities and stockholders' equity  $1,033,197  $1,029,999
                                               ==========  ==========

                     IASIS HEALTHCARE CORPORATION
    Condensed and Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)

                                                 Three Months Ended
                                                     December 31,
                                               ----------------------
                                                  2003        2002
                                               ----------  ----------
Cash flows from operating activities:
 Net earnings                                      $8,218      $7,492
 Adjustments to reconcile net
  earnings to net cash
  provided by operating activities:
   Depreciation and amortization                   16,731      12,851
   Minority interests                                 991         278
   Gain on sale of assets                            (151)       (780)
   Changes in operating assets and
    liabilities, net of disposals:
     Accounts receivable                           (8,330)     (1,069)
     Inventories, prepaid expenses and
      other current assets                            607      (1,041)
     Accounts payable and other
      accrued liabilities                          (5,138)     (9,471)
                                               ----------  ----------
   Net cash provided by operating activities       12,928       8,260
                                               ----------  ----------

Cash flows from investing activities:
 Purchases of property and equipment              (17,362)    (14,415)
 Proceeds from sales of assets                        151       2,463
 Change in other assets                              (946)       (861)
                                               ----------  ----------
   Net cash used in investing activities          (18,157)    (12,813)
                                               ----------  ----------

Cash flows from financing activities:
 Proceeds from debt borrowings                       --        62,200
 Payment of debt and capital leases                (1,504)    (57,347)
 Distribution of minority interests                (1,343)       (300)
 Proceeds from hospital syndications                1,976        --
                                               ----------  ----------
   Net cash (used in) provided by
    financing activities                             (871)      4,553
                                               ----------  ----------

Decrease in cash and cash equivalents              (6,100)       --
Cash and cash equivalents at
 beginning of period                              101,070        --
                                               ----------  ----------
Cash and cash equivalents at end of period        $94,970       $--
                                               ==========  ==========

Supplemental disclosure of cash
 flow information:
  Cash paid for interest                          $23,097     $18,720
                                               ==========  ==========
  Cash paid for income taxes, net                     $21       $--
                                               ==========  ==========

Supplemental schedule of noncash investing
 and financing activities:
  Capital lease obligations incurred
   to acquire equipment                             $--        $3,318
                                               ==========  ==========

                     IASIS HEALTHCARE CORPORATION
                    Segment Information (Unaudited)
                            (in thousands)

                          For the Three Months Ended December 31, 2003
                          -------------------------------------------
                            Acute      Health
                            Care       Choice      Elim.  Consolidated
                          ---------- ---------- ---------- ----------
Net acute care revenue      $249,390      $--        $--     $249,390
Premium revenue                 --       68,714       --       68,714
Revenue between segments       2,979       --       (2,979)      --
                          ---------- ---------- ---------- ----------
  Net revenue                252,369     68,714     (2,979)   318,104

Salaries and benefits         97,243      2,173       --       99,416
Supplies                      40,237         42       --       40,279
Medical claims                  --       60,750     (2,979)    57,771
Other operating expenses      53,143      2,684       --       55,827
Provision for bad debts       25,099       --         --       25,099
                          ---------- ---------- ---------- ----------
  Adjusted EBITDA (1)         36,647      3,065       --       39,712

Interest expense, net         13,891       --         --       13,891
Depreciation and
 amortization                 16,690         41       --       16,731
                          ---------- ---------- ---------- ----------
Earnings before gain
 on sale of assets,
 minority interests
 and taxes                    $6,066     $3,024      $--       $9,090
Gain on sale of
 assets, net                    (151)      --         --         (151)
Minority interests               991       --         --          991
                          ---------- ---------- ---------- ----------
  Earnings before
   income taxes               $5,226     $3,024      $--       $8,250
                          ========== ========== ========== ==========
Segment assets            $1,026,504     $6,693            $1,033,197
                          ========== ===========           ==========

                          For the Three Months Ended December 31, 2002
                          -------------------------------------------
                            Acute      Health
                            Care       Choice      Elim.  Consolidated
                          ---------- ---------- ---------- ----------
Net acute care revenue      $217,817  $    --    $    --     $217,817
Premium revenue                 --       36,948       --       36,948
Revenue between segments       1,908       --       (1,908)      --
                          ---------- ---------- ---------- ----------
  Net revenue                219,725     36,948     (1,908)   254,765

Salaries and benefits         87,243      1,556       --       88,799
Supplies                      35,561        122       --       35,683
Medical claims                  --       32,809     (1,908)    30,901
Other operating expenses      45,883        630       --       46,513
Provision for bad debts       19,711       --         --       19,711
                          ---------- ---------- ---------- ----------
  Adjusted EBITDA (1)         31,327      1,831       --       33,158

Interest expense, net         13,317       --         --       13,317
Depreciation and
 amortization                 12,818         33       --       12,851
                          ---------- ---------- ---------- ----------
Earnings before gain on
 sale of assets,
 minority interests
 and taxes                    $5,192     $1,798  $    --       $6,990
Gain on sale of
 assets, net                    (780)      --         --         (780)
Minority interests               278       --         --          278
                          ---------- ---------- ---------- ----------
 Earnings before
  income taxes                $5,694     $1,798  $    --       $7,492
                          ========== ========== ========== ==========
Segment assets              $900,221     $2,450              $902,671
                          ========== ==========            ==========

(1) Adjusted EBITDA represents net earnings before interest expense, gain on sale of assets, minority interests, income taxes, and depreciation and amortization. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

                     IASIS HEALTHCARE CORPORATION
               Financial and Operating Data (Unaudited)

                                                  Three Months Ended
                                                     December 31,
                                                ---------------------
                                                   2003        2002
                                                ---------- ----------

Number of hospitals at end of period                    14         14

Beds in service at end of period                     2,024      2,022

Average length of stay (days)                         4.30       4.40

Occupancy rates for same facilities
 (average beds in service)                            48.7%      47.4%

Admissions                                          21,069     20,034

   Same facility % change                              5.2%

Adjusted admissions                                 34,727     34,098

   Same facility % change                              1.8%

Patient days                                        90,611     88,148

Adjusted patient days                              143,592    143,302

Outpatient revenue as a % of gross patient revenue    35.8%      38.1%

                     IASIS HEALTHCARE CORPORATION
          Supplemental Condensed and Consolidated Statements
                 of Operations Information (Unaudited)
                            (in thousands)

                                                  Three Months Ended
                                                     December 31,
                                                ---------------------
                                                   2003       2002
                                                ---------- ----------
Consolidated Results:
Net earnings                                        $8,218     $7,492
Add:
 Interest expense, net                              13,891     13,317
 Income tax expense                                     32        -
 Minority interests                                    991        278
 Gain on sale of assets, net                          (151)      (780)
 Depreciation and amortization                      16,731     12,851
                                                ---------- ----------
Adjusted EBITDA (1)                                $39,712    $33,158
                                                ========== ==========

(1) Adjusted EBITDA represents net earnings before interest expense, gain on sale of assets, minority interests, income taxes, and depreciation and amortization. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles (GAAP), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.


    CONTACT: IASIS Healthcare(R) Corporation
             Investor:
             David R. White or W. Carl Whitmer, 615-844-2747 or
             News media:
             Tomi Galin, 615-467-1255